UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2024

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 11, 2023, Asbury Automotive Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the acquisition by Asbury Automotive Group, LLC (“Purchaser”), a Delaware limited liability company and a wholly-owned subsidiary of Asbury Automotive Group, Inc., a Delaware corporation (the “Company”), of substantially all of the assets, including all real property and businesses of the Jim Koons Dealerships (collectively, the “Businesses”) pursuant to a Purchase and Sale Agreement with various entities that comprise the Jim Koons automotive dealerships group (the “Transaction”).

In order to comply with the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the Securities Act of 1933, the Company hereby amends Item 9.01 of our Initial Report for the purpose of filing the financial statements of the Jim Koons Organization and the related pro forma financial information in accordance with Article 11 of Regulation S-X, which were not previously filed with the Initial Form 8-K and are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

The audited combined and consolidated financial statements of the Jim Koons Organization as of September 30, 2023 and for the period from January 1, 2023 through September 30, 2023, together with the notes thereto and the independent auditors’ report thereon are filed as Exhibit 99.1 hereto.

(b)  Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2023, and unaudited pro forma condensed combined statement of income of the Company for the period from January 1, 2023 through September 30, 2023 are filed as Exhibit 99.2 hereto.

(d)    Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

23.1	Consent of Baker Tilly US, LLP

99.1	Audited combined and consolidated financial statements of the Jim Koons Organization as of September 30, 2023 and for the period from January 1, 2023 through September 30 (with independent auditors’ report thereon)

99.2	Unaudited pro forma combined and consolidated balance sheet of the Company as of September 30, 2023, and unaudited pro forma combined statement of income of the Company for the period from January 1, 2023 through September 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: February 23, 2024	By:	/s/ Michael D. Welch
	Name:	Michael D. Welch
	Title:	Senior Vice President and Chief Financial Officer